EXHIBIT 10.95
EXECUTION VERSION

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of December 13, 2017 (this “Agreement”), among Navistar Financial Corporation, a Delaware corporation (the “US Borrower”), Navistar Financial, S.A. DE C.V., Sociedad Financiera de Objeto Multiple, Entidad Regulada, a Mexican corporation (the “Mexican Borrower”; together with the US Borrower, the “Borrowers”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), which shall amend that certain Credit Agreement, dated as of May 27, 2016, among the Borrowers, the several lenders from time to time party thereto (the “Lenders”), the Administrative Agent and Bank of America, N.A., as Syndication Agent (as amended by Amendment No. 1, dated as of September 18, 2017, the “Existing Credit Agreement”).
ARTICLE I. AMENDMENT. The definition of “US Revolving Commitment” contained in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting “$274,199,188.07” therein and replacing it with “$269,199,188.07”.

ARTICLE II. MISCELLANEOUS.

2.1    This Agreement shall become effective on the date on which the Administrative Agent (or its counsel) shall have received a counterpart or written evidence satisfactory to the Administrative Agent (which may include electronic delivery of a signed signature page) that such party has signed a counterpart of this Agreement from each Borrower, the Administrative Agent and the Required Lenders. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

2.2    This Agreement shall be construed in accordance with and governed by the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NAVISTAR FINANCIAL CORPORATION

By: /s/ Anthony Aiello
Name: Anthony Aiello
Title: Vice President and Treasurer

NAVISTAR FINANCIAL, S.A. DE C.V., SOCIEDAD FINANCIERA DE OBJETO MULTIPLE, ENTIDAD REGULADA

By: /s/ Jose Lechuga Corvacho
Name: Jose Lechuga Corvacho
Title: Legal Director

Signature Page - Amendment No. 2

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Required Lender

By: /s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

Signature Page - Amendment No. 2

Bank of America, N.A., as Required Lender

By: /s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

Signature Page - Amendment No. 2

CITIBANK, N.A., as Required Lender

By: /s/ Andrew Padovano
Name: Andrew Padovano
Title: Vice President

Signature Page - Amendment No. 2

GOLDMAN SACHS LENDING PARTNERS
LLC, as Required Lender

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Signature Page - Amendment No. 2

Deutsche Bank AG New York Branch,

By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By: /s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

Signature Page - Amendment No. 2

EXPORT DEVELOPMENT CANADA
as Required Lender

By: /s/ Benoit Dumont
Name: Benoit Dumont
Title: Financing Manager

By: /s/ Danyelle Plunkett
Name: Danyelle Plunkett
Title: Financing Manager

Signature Page - Amendment No. 2